                                   PROSPECTUS
                            FLEXIBLE PURCHASE PAYMENT
                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                        OHIO NATIONAL VARIABLE ACCOUNT A
                    THE OHIO NATIONAL LIFE INSURANCE COMPANY
                                ONE FINANCIAL WAY
                             CINCINNATI, OHIO 45242
                            TELEPHONE (513) 794-6100

This prospectus offers a multiple funded, flexible purchase payment, individual variable annuity contract that provides for the accumulation of values and the payment of annuity benefits on a variable and/or fixed basis.

Variable annuities are designed to provide lifetime annuity payments which will vary with the investment results of the investment vehicle chosen. The accumulation value of a contract will vary with the investment performance of eligible investment companies ("Funds") prior to the annuity payout date, and the amount of each annuity payment will vary with the investment performance of the Funds subsequent to the commencement of annuity payments. There can be no assurance that the value of a contract during the years prior to the annuity payout date or the aggregate amount of annuity payments received after such date will equal or exceed the purchase payments made therefor.

The variable annuity contracts offered by this prospectus are designed for (1) annuity purchase plans adopted by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (the "Code"), qualifying for tax-deferred treatment pursuant to Section 403(b) of the Code, (2) other employee pension or profit-sharing trusts or plans qualifying for tax-deferred treatment under Section 401(a), 401(k) or 403(a) of the Code,
(3) individual retirement annuities qualifying for tax-deferred treatment under
Section 408 or 408A of the Code, (4) state and municipal deferred compensation plans and (5) non-tax-qualified retirement plans.

The minimum initial purchase payment is $5,000 ($2,000 for IRAs). Payments after the first payment may be made in amounts of at least $500 at any time. Ohio National Life reserves the right to restrict total purchase payments in excess of $1,000,000.

Purchase payments are allocated to one or more (but not more than ten) subaccounts of Ohio National Variable Account A ("VAA") and/or the Guaranteed Account as directed by the contract owner. VAA is a separate account established by The Ohio National Life Insurance Company ("Ohio National Life"). The assets of VAA are invested in shares of the Funds. See page 2 for the list of available Funds. See the accompanying prospectuses of the Funds which might also contain information about portfolios that are not available for these contracts.

All or part of the contract's accumulation value may be withdrawn before the annuity payout date. Amounts withdrawn may be subject to federal income tax penalties. A contingent deferred sales charge up to 6% of the amount withdrawn may be assessed. Up to 10% of the accumulation value may be withdrawn each year without this charge. Exercise of contract rights may be subject to the terms of any qualified employee trust or annuity plan under which a contract is purchased. This prospectus contains no information concerning such trusts or plans.

The contracts offered hereby may be revoked by the purchaser without penalty within 10 days of their delivery (or such longer period required by state law).

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SETS FORTH THE INFORMATION ABOUT VAA AND THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS THAT YOU SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT VAA HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998 THE STATEMENT OF ADDITIONAL
INFORMATION IS INCORPORATED HEREIN BY REFERENCE AND IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING OHIO NATIONAL LIFE AT THE ABOVE ADDRESS. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION IS ON PAGE 2.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE CURRENT FUND PROSPECTUSES.



                                 October 15, 1998

                                TABLE OF CONTENTS

Available Funds............................................2
Glossary of Special Terms..................................3
Fee Table..................................................3
Financial Statements.......................................8
Ohio National Life.........................................8
Ohio National Variable Account A ..........................9
The Funds..................................................9
Distribution of Variable Annuity Contracts ...............10
Deductions and Expenses...................................10
     Contingent Deferred Sales Charge ....................10
     Contract Administration Charge.......................11
     Deduction for Administrative Expenses ...............11
     Deduction for Risk Undertakings......................11
     Transfer Fee.........................................12
     Deduction for State Premium Tax......................12
     Fund Expenses........................................12
Description of Variable Annuity Contracts ................12
     10-Day Free Look.....................................12
     Accumulation Period..................................12
     Annuity Period.......................................17
     Contract Owner Inquiries.............................20
     Performance Data.....................................20
Federal Tax Status........................................21
IRA Disclosure Statement..................................24

                       STATEMENT OF ADDITIONAL INFORMATION
Custodian
Independent Certified Public Accountants
Underwriter
Calculation of Money Market Subaccount Yield
Total Return
Transfer Limitations
The Year 2000 Issue
Appendix: Loans Under Tax-Sheltered Annuities
Financial Statements for VAA and Ohio National Life

                               Available Funds

Ohio National Fund, Inc.:                    Money Market Portfolio
                                             Bond Portfolio
                                             Omni Portfolio (a flexible fund)
                                             S&P 500 Index Portfolio
                                             International Portfolio
                                             Capital Appreciation Portfolio
                                             Growth & Income Portfolio
                                             Small Cap Growth Portfolio
                                             High Income Bond Portfolio
                                             Equity Income Portfolio
                                             Blue Chip Value Portfolio

Goldman Sachs Variable Insurance Trust:      Goldman Sachs Growth and Income Fund
                                             Goldman Sachs CORE U.S. Equity Fund
                                             Goldman Sachs Capital Growth Fund
                                             Goldman Sachs Global Income Fund

Janus Aspen Series:                          Growth Portfolio
                                             International Growth Portfolio
                                             Worldwide Growth Portfolio
                                             Balanced Portfolio

J.P. Morgan Series Trust II:                 J.P. Morgan Small Company Portfolio

Montgomery Funds III:                        Small Cap Opportunities Fund
                                             Emerging Markets Fund

Morgan Stanley Universal Funds, Inc.:        Fixed Income Portfolio
                                             U.S. Real Estate Portfolio
                                             Value Portfolio
                                             Emerging Markets Debt Portfolio

Salomon Brothers Variable
     Series Funds Inc.:                      Capital Fund
                                             Total Return Fund
                                             Investors Fund (a capital growth
                                             fund)

Strong Variable Insurance Funds, Inc.:       Strong Growth Fund II
                                             Strong Opportunity Fund II (a
                                             mid/small cap fund)
                                             Strong Schafer Value Fund II

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD - The period prior to the annuity payout date and during the lifetime of the annuitant.
ACCUMULATION UNIT - A unit of measure used to determine the value of contracts during the accumulation period.
ACCUMULATION VALUE - The cash value of an annuity contract before the annuity payout date.
ANNUITANT - Any natural person who is to receive or is receiving annuity payments and upon whose continuation of life annuity payments with life contingencies depend.
ANNUITY PAYOUT DATE - The date on which annuity payments are to begin.
ANNUITY PAYMENTS - Periodic payments made to an annuitant pursuant to an annuity contract.
ANNUITY UNIT - A unit of measure used to determine the second and subsequent variable annuity payments and reflecting the investment performance of the Fund. FUND - Investment portfolios of any registered open-end investment company in which contract assets may be invested.

FUND SHARES - Shares of any available Fund.

GUARANTEED ACCOUNT - Fixed value allocations which are part of the general assets of Ohio National Life.

OWNER - During the lifetime of the designated annuitant and prior to the specified annuity payout date, the owner is the person in whose name the contract is registered. On and after the annuity payout date the annuitant becomes the owner. After the death of the annuitant, the beneficiary becomes the owner.
PURCHASE PAYMENTS - The amount of payments made by the owner or on his behalf under the annuity contract.
SETTLEMENT - The application of the accumulation value of an annuity contract under the settlement provisions contained therein.

SUBACCOUNT - Subdivisions of VAA, each of which invests exclusively in shares of a designated Fund.

VALUATION PERIOD - The period of time from one determination of accumulation unit and annuity unit values to their next determination. Such determination is made at the same time that the net asset value of Fund Shares is determined. See the accompanying Fund prospectuses.

1940 ACT - The Investment Company Act of 1940, as amended, or any similar successor federal legislation.

                                 FEE TABLE

CONTRACTOWNER TRANSACTION EXPENSES
Deferred Sales Load (as a percentage of            YEARS          PAYMENT
                                                   -----          -------
    value withdrawn; the                            1st            6%
    percentage varies with                          2nd            6%
    number of years from                            3rd            5%
    purchase payments to                            4th            4%
    which values relate)                            5th            2%
                                                    6th            1%
                                                    7th and later  0%

Exchange (transfer) Fee                 $10 (currently no charge for the first transfer each calendar month)
Annual Contract Fee                     $30 (no fee if contract value exceeds $50,000)

VAA ANNUAL EXPENSES (as a percentage
   of average account value)
Mortality and Expense Risk Fees ***                     1.15%
Account Fees and Expenses                               0.25%
                                                        -----
Total VAA Annual Expenses                               1.40%

FUND ANNUAL EXPENSES (after fee waiver) (as a percentage of each Fund's average net assets)


                                                      MANAGEMENT              OTHER            TOTAL FUND
                                                         FEES                EXPENSES           EXPENSES
                                                      ----------             --------          ----------


Ohio National Fund:
       Money Market Portfolio*                           0.25%                 0.13%              0.38%
       Bond Portfolio                                    0.60%                 0.18%              0.78%
       Omni Portfolio                                    0.55%                 0.16%              0.71%
       S&P 500 Index Portfolio                           0.40%                 0.12%              0.52%
       International Portfolio                           0.90%                 0.32%              1.22%
       Capital Appreciation Portfolio                    0.80%                 0.15%              0.95%
       Growth & Income Portfolio                         0.85%                 0.10%              0.95%
       Small Cap Growth Portfolio**                      0.90%                 0.15%              1.05%
       High Income Bond Portfolio**                      0.75%                 0.25%              1.00%
       Equity Income Portfolio**                         0.75%                 0.50%              1.25%
       Blue Chip Portfolio**                             0.90%                 0.50%              1.40%
Goldman Sachs Variable Insurance Trust:
       Goldman Sachs Growth and Income Fund**            0.75%                 0.15%              0.90%
       Goldman Sachs CORE U.S. Equity Fund**             0.70%                 0.10%              0.80%
       Goldman Sachs Capital Growth Fund**               0.75%                 0.15%              0.90%
       Goldman Sachs Global Income Fund**                0.90%                 0.15%              1.05%
Janus Aspen Series:
       Growth Portfolio*                                 0.65%                 0.05%              0.70%
       International Growth Portfolio*                   0.67%                 0.29%              0.96%
       Worldwide Growth Portfolio*                       0.66%                 0.08%              0.74%
       Balanced Portfolio*                               0.76%                 0.07%              0.83%
J.P. Morgan Series Trust II:
       J.P.Morgan Small Company Portfolio                0.60%                 0.55%              1.15%
Montgomery Funds III:
     Small Cap Opportunities Fund**                      1.20%                 0.30%              1.50%
     Emerging Markets Fund*                              1.19%                 0.56%              1.75%
Morgan Stanley Universal Funds, Inc.:
       Fixed Income Portfolio*                          (0.61%)                1.31%              0.70%
       U.S. Real Estate Portfolio*                      (0.32%)                1.52%              1.10%
       Value Portfolio*                                 (0.40%)                1.32%              0.85%
       Emerging Markets Debt Portfolio*                  0.04%                 1.26%              1.30%
Salomon Brothers Variable Series Fund, Inc.:
       Capital Fund**                                    1.00%                 0.25%              1.25%
       Total Return Fund**                               0.80%                 0.45%              1.25%
       Investors Fund**                                  0.75%                 0.50%              1.25%
Strong Variable Insurance Funds, Inc.:
       Strong Growth Fund II                             1.00%                 0.20%              1.20%
       Strong Opportunity Fund II                        1.00%                 0.10%              1.10%
       Strong Schafer Value Fund II**                    1.00%                 0.20%              1.20%

EXAMPLE - If you surrendered your contract at the end of the applicable time period, you would pay the following aggregate expenses on a $1,000 investment in each subaccount, assuming 5% annual return:

                                             1 YEAR         3 YEARS           5 YEARS           10 YEARS
                                             ------          -------          -------           --------


Ohio National Fund, Inc.:
     Money Market Portfolio*                 $  73             $105             $122              $225
     Bond Portfolio                             77              117              142               267
     Omni Portfolio                             77              115              139               260
     S&P 500 Index Portfolio                    75              109              129               240
     International Portfolio                    82              131              164               310
     Capital Appreciation Portfolio             79              122              151               284
     Growth & Income Portfolio                  79              122              151               284
     Small Cap Growth Portfolio**               80              125              156               293
     High Income Bond Portfolio**               80              124              153               289
     Equity Income Portfolio**                  82              131              166               313
     Blue Chip Portfolio**                      84              136              173               327
Goldman Sachs Variable Insurance Trust:
     Goldman Sachs Growth and Income Fund**     79              121              148               279
     Goldman Sachs CORE U.S. Equity Fund**      78              118              143               269
     Goldman Sachs Capital Growth Fund**        79              121              148               279
     Goldman Sachs Global Income Fund**         80              125              156               293
Janus Aspen Series:
     Growth Portfolio*                          77              115              138               258
     International Growth Portfolio*            79              123              151               285
     Worldwide Growth Portfolio*                77              116              140               263
     Balanced Portfolio*                        78              119              145               272
J.P. Morgan Series Trust II:
     J.P.Morgan Small Company Portfolio         81              128              161               303
Montgomery Funds III:
     Small Cap Opportunities Fund**             85              139              178               336
     Emerging Markets Fund*                     87              146              190               359
Morgan Stanley Universal Funds, Inc.:
     Fixed Income Portfolio*                    77              115              138               258
     U.S. Real Estate Portfolio*                81              127              158               298
     Value Portfolio*                           78              119              146               274
     Emerging Markets Debt Portfolio*           83              133              168               318
Salomon Brothers Variable Series Fund, Inc.:
     Capital Fund**                             82              131              166               313
     Total Return Fund**                        82              131              166               313
     Investors Fund**                           82              131              166               313
Strong Variable Insurance Funds, Inc.:
     Strong Growth Fund II                      82              130              163               308
     Strong Opportunity Fund II                 81              127              158               298
     Strong Schafer Value Fund II**             82              130              163               308

EXAMPLE - If you do not surrender your contract or you annuitize at the end of the applicable time period, you would pay the following aggregate expenses on the same investment:

                                             1 YEAR         3 YEARS           5 YEARS           10 YEARS
                                             ------          -------          -------           --------


Ohio National Fund, Inc.:
     Money Market Portfolio*                 $  20             $  61            $104              $225
     Bond Portfolio                             24                73             125               267
     Omni Portfolio                             23                71             121               260
     S&P 500 Index Portfolio                    21                65             111               240
     International Portfolio                    28                86             146               310
     Capital Appreciation Portfolio             25                78             133               284
     Growth & Income Portfolio                  25                78             133               284
     Small Cap Growth Portfolio**               26                81             138               293
     High Income Bond Portfolio**               26                79             136               289
     Equity Income Portfolio**                  28                87             148               313
     Blue Chip Portfolio**                      30                91             155               327
Goldman Sachs Variable Insurance Trust:
     Goldman Sachs Growth and Income Fund**     25                76             131               279
     Goldman Sachs CORE U.S. Equity Fund**      24                73             126               269
     Goldman Sachs Capital Growth Fund**        25                76             131               279
     Goldman Sachs Global Income Fund**         26                81             138               293
Janus Aspen Series:
     Growth Portfolio*                          23                70             120               258
     International Growth Portfolio*            25                78             134               285
     Worldwide Growth Portfolio*                23                72             123               263
     Balanced Portfolio*                        24                74             127               272
J.P. Morgan Series Trust II:
     J.P. Morgan Small Company Portfolio        27                84             143               303
Montgomery Funds III:
     Small Cap Opportunities Fund**             31                94             160               336
     Emerging Markets Fund*                     33               102             172               359
Morgan Stanley Universal Funds, Inc.:
     Fixed Income Portfolio*                    23                70             120               258
     U.S. Real Estate Portfolio*                27                82             141               298
     Value Portfolio*                           24                75             128               274
     Emerging Markets Debt Portfolio*           29                88             150               318
Salomon Brothers Variable Series Fund, Inc.:
     Capital Fund**                             28                87             148               313
     Total Return Fund**                        28                87             148               313
     Investors Fund**                           28                87             148               313
Strong Variable Insurance Funds, Inc.:
     Strong Growth Fund II                      28                85             145               308
     Strong Opportunity Fund II                 27                82             141               298
     Strong Schafer Value Fund II**             28                85             145               308

* For certain Funds, management fees are presently being voluntarily waived in part or in whole by the Fund's investment adviser (and, where the management fee is shown as a negative, the investment adviser is further reimbursing the Fund) in order to reduce total Fund expenses. Without those waivers and reimbursements, the management fees would be as follows:

Ohio National Fund, Inc.
     Money Market Portfolio                          0.30%
Janus Aspen Series
     Growth Portfolio                                0.74%
     International Growth Portfolio                  0.72%
     Worldwide Growth Portfolio                      0.77%
     Balanced Portfolio                              0.77%
Montgomery Funds III
     Emerging Markets Fund                           1.25%
Morgan Stanley Universal Funds, Inc.
     Fixed Income Portfolio                          0.40%
     U.S. Real Estate Portfolio                      0.80%
     Value Portfolio                                 0.55%
     Emerging Markets Debt Portfolio                 0.80%

EXAMPLE - Without the voluntary fee waivers, if you surrendered your contract at the end of the applicable time period, you would pay the following aggregate expenses on a $1,000 investment, assuming 5% annual return:

                                             1 YEAR         3 YEARS           5 YEARS           10 YEARS
                                             ------          -------          -------           --------


Ohio National Fund, Inc.
     Money Market Portfolio                  $  74             $109             $124              $231
Janus Aspen Series
     Growth Portfolio                           78              118              143               268
     International Growth Portfolio             80              124              154               290
     Worldwide Growth Portfolio                 78              119              146               274
     Balanced Portfolio                         78              119              145               273
Montgomery Funds III
     Emerging Markets Fund                      88              148              193               365
Morgan Stanley Universal Funds, Inc.
     Fixed Income Portfolio                     87              145              188               356
     U.S. Real Estate Portfolio                 93              163              217               410
     Value Portfolio                            88              150              196               370
     Emerging Markets Debt Portfolio            90              155              205               387

EXAMPLE - Without the voluntary fee waivers, if you do not surrender your contract or you annuitize at the end of the applicable time period, you would pay the following aggregate expenses on the same investment:

                                             1 YEAR         3 YEARS           5 YEARS           10 YEARS
                                             ------          -------          -------           --------


Ohio National Fund, Inc.
     Money Market Portfolio                  $  20             $  62            $107              $231
Janus Aspen Series
     Growth Portfolio                           24                73             125               268
     International Growth Portfolio             26                80             136               290
     Worldwide Growth Portfolio                 24                75             128               274
     Balanced Portfolio                         24                75             128               273
Montgomery Funds III
     Emerging Markets Fund                      34               103             175               365
Morgan Stanley Universal Funds, Inc.
     Fixed Income Portfolio                     33               100             170               356
     U.S. Real Estate Portfolio                 39               118             199               410
     Value Portfolio                            34               105             178               370
     Emerging Markets Debt Portfolio            36               111             187               387

** The "Other Expenses" (and, accordingly, the Total Fund Expenses) for these Funds are based on estimates.

*** The Mortality and Expense Risk fees may be changed at any time, but may not presently be increased to more than 1.15% and for contracts issued in the future to more than 1.55%.

The purpose of the above table is to help you to understand the costs and expenses that a variable annuity contractowner will bear directly or indirectly. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Note that the expense amounts shown in the examples are aggregate amounts for the total number of years indicated. In the examples, the annual fee is treated as if it were deducted as a percentage of assets, based upon the average account value for all contracts, including ones from which a portion of the contract fee may be paid from amounts invested in the Guaranteed Account. Neither the table nor the examples reflect any premium taxes that may be applicable to a contract, which currently range from 0% to 3.5%. The above table and examples reflect only the charges for contracts currently offered by this prospectus and not other contracts that may be offered by Ohio National Life. For further details, see DEDUCTION For STATE PREMIUM TAX, page 11.


FINANCIAL STATEMENTS

The complete financial statements of VAA and Ohio National Life, and the Independent Auditors' Reports thereon, may be found in the Statement of Additional Information.

OHIO NATIONAL LIFE

Ohio National Life was organized under the laws of Ohio in 1909 as a stock life insurance company and became a mutual life insurance company in 1959. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $6.3 billion and equity in excess of $600 million. Its home office is located at One Financial Way, Cincinnati, Ohio 45242. Ohio National Life's policyholders have approved a plan of reorganization that, if approved by the Ohio Superintendent of Insurance, would convert Ohio National Life to a stock company ultimately owned by a mutual holding company (Ohio National Mutual Holdings, Inc.) with the majority ownership of the latter being by the policyholders.

OHIO NATIONAL VARIABLE ACCOUNT A

VAA was established in 1969 by Ohio National Life as a separate account under Ohio law for the purpose of funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. However, contract values may not be allocated to more than 10 variable subaccounts at any one time. Income, gains and losses, whether or not realized, from assets allocated to VAA are, as provided in the contracts, credited to or charged against VAA without regard to other income, gains or losses of Ohio National Life. The assets maintained in VAA will not be charged with any liabilities arising out of any other business conducted by Ohio National Life. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are general corporate obligations of Ohio National Life. Accordingly, all of Ohio National Life's assets are available to meet its obligations under the contracts. VAA is registered as a unit investment trust under the 1940 Act. The assets of the subaccounts of VAA are invested at net asset value (without an initial sales charge) in shares of corresponding Funds. Values of other contracts not offered through this prospectus are also allocated to VAA, including some subaccounts that are not available for the contracts offered herein.

THE FUNDS

The Funds presently available are listed on page 2. The Funds are open-end investment companies registered under the 1940 Act. Fund Shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in such investments to meet changes in economic conditions.


The Funds receive investment advice, for a fee, from their investment advisers. Those fees are shown in the Fee Table beginning on page 3. For Ohio National Fund, Inc., the adviser is Ohio National Investments, Inc. (with Societe Generale Asset Management Corp. as sub-adviser to the International Portfolio,
T. Rowe Price Associates, Inc. as sub-adviser to the Capital Appreciation Portfolio, Robertson Stephens Investment Management, L.P. as sub-adviser to the Growth & Income and Small Cap Growth Portfolios, and Federated Investment Counseling as sub-adviser to the High Income Bond, Equity Income and Blue Chip Portfolios); for Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund and Goldman Sachs Capital Growth Fund, the adviser is Goldman Sachs Asset Management, and for Goldman Sachs Global Income Fund, the adviser is Goldman Sachs Asset Management International; for Janus Aspen Series, the adviser is Janus Capital Corporation; for J.P. Morgan Series Trust II, the adviser is J.P. Morgan Investment Management, Inc.; for Montgomery Funds III, the advisor is Montgomery Asset Management, LLC; for Morgan Stanley Universal Funds, Inc., the adviser of the U.S. Real Estate and Emerging Markets Equity Portfolios is Morgan Stanley Asset Management, Inc., and the adviser of the Fixed Income and Value Portfolios is Miller Anderson & Sherrerd, LLP; for Salomon Brothers Variable Series Funds Inc., the adviser is Salomon Brothers Asset Management, Inc.; and for Strong Variable Insurance Funds, Inc., the adviser is Strong Capital Management, Inc. Affiliates of each of the Funds may compensate Ohio National Life based upon an annual percentage of the average assets of each Fund that are allocated to VAA. These percentage amounts vary by Fund and are intended to compensate Ohio National Life for administrative and other services that it provides to the Funds and their affiliates.


For additional information concerning the Funds, including the investment objectives of each, see the Fund prospectuses. Read the Fund prospectuses carefully before investing. The Fund prospectuses may contain information about other portfolios that are not available as investment options for the contract offered herein. There is no assurance that the stated objectives and policies of any of the Funds will be achieved.


MIXED AND SHARED FUNDING

In addition to being offered to VAA, certain Fund Shares are currently offered to other separate accounts of Ohio National Life in connection with variable annuity contracts and a separate account of Ohio National Life Assurance

Corporation in connection with variable life insurance contracts. Fund Shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts or for separate accounts of other life insurance companies to invest in Fund Shares. Although neither Ohio National Life nor any of the Funds currently foresees any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events in order to identify any material conflict between different types of contractowners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of VAA`s participation in a Fund. Material conflicts could result from such things as (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any Fund; or (4) differences between voting instructions given by different types of contractowners.

VOTING RIGHTS

Ohio National Life shall vote Fund Shares held in VAA at meetings of shareholders of a Fund in accordance with voting instructions received from contract owners. The number of Fund Shares for which an owner is entitled to give instructions will be determined by Ohio National Life in the manner described below, not more than 90 days prior to the meeting of shareholders. Proxy material will be distributed to each owner together with appropriate forms for giving voting instructions. Fund Shares held in VAA, for which no timely instructions are received, will be voted by Ohio National Life in proportion to the instructions which are received with respect to all contracts participating in VAA.

During the accumulation period, the number of Fund Shares for which instructions may be given to Ohio National Life is determined by dividing the variable accumulation value of a subaccount of the contract by the net asset value of a share of the corresponding Fund as of the same date. During the annuity payment period, the number of Fund Shares for which such instructions may be given is determined by dividing the actuarial liability for variable annuities in the course of payment by the net asset value of a Fund Share as of the same date. Generally, the number of votes tends to decrease as annuity payments progress.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The variable annuity contracts are sold by Ohio National Life insurance agents who are also registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. ("ONEQ," a wholly-owned subsidiary of Ohio National Life) which is the principal underwriter of the contracts. ONEQ and the broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. Ohio National Life pays ONEQ 7.25% of each purchase payment and ONEQ then pays a portion of that amount to the broker-dealers as compensation for their sales efforts. The broker-dealers will remunerate their registered representatives from their own funds. Purchase payments on which no compensation is paid to registered representatives may not be included in amounts on which the sales compensation will be paid to ONEQ. To the extent that the amount of the contingent deferred sales charge received by Ohio National Life is not sufficient to recover the fee paid to ONEQ, any deficiency will be made up from Ohio National Life's general account assets which include, among other things, any profit from the mortality and expense risk charges. ONEQ's address is One Financial Way, Cincinnati, Ohio 45242.

                             DEDUCTIONS AND EXPENSES

SALES CHARGE

No deduction is made for sales expense from purchase payments. A contingent deferred sales charge may be assessed by Ohio National Life when a contract is surrendered or a partial withdrawal is made to defray expenses relating to the sale of the contract, including compensation to broker-dealers, cost of sales literature and prospectuses, and other expenses related to sales activity. The charge equals a percentage of the amount withdrawn. This percentage will vary with the number of years from the date the purchase payments were made (starting with the first purchase payment) as follows:

                         YEARS                    PAYMENT
                          1st                       6%
                          2nd                       6%
                          3rd                       5%
                          4th                       4%
                          5th                       2%
                          6th                       1%
                          7th and later             0%

During each contract year, partial withdrawals of not more than 10% of the accumulation value (as of the day of the first withdrawal made during that contract year) may be made without the imposition of the contingent deferred sales charge.

CONTRACT ADMINISTRATION CHARGE

Each year on the contract anniversary (or at the time of surrender of the contract), Ohio National Life will deduct a contract administration charge of $30 from the accumulation value to reimburse it for the expenses relating to the maintenance of the contract. There is no contract administration charge (a) for contracts having a value of at least $50,000 on the contract anniversary or (b) after the annuity payout date. Ohio National Life guarantees not to increase the contract administration charge.

DEDUCTION FOR ADMINISTRATIVE EXPENSES

A deduction is made at the end of each valuation period equal to 0.25% on an annual basis of the contract value for administrative expenses. This deduction is designed to reimburse Ohio National Life for expenses incurred for accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc., not covered by the contract administration charge.

DEDUCTION FOR RISK UNDERTAKINGS

Prior to the annuity payout date, Ohio National Life guarantees that the accumulation value of all contracts will not be affected by any excess of sales and administrative expenses over the deductions provided therefor. Ohio National Life also guarantees to pay a death benefit in the event of the annuitant's death prior to the annuity payout date (see Death Benefit, page 15). After the annuity payout date, Ohio National Life guarantees that variable annuity payments will not be affected by adverse mortality experience or expenses.

For assuming these risks, Ohio National Life, in determining the accumulation unit values and the annuity unit values for each subaccount, makes a deduction from the applicable investment results equal to 1.15% of the contract value on an annual basis. However, Ohio National Life has agreed that the deduction for these risk undertakings shall not be increased to more than the rate in effect at the time the contract is issued. Ohio National Life may discontinue this limitation on its right to increase the deduction, but only as to any contracts purchased after notice of the discontinuance. That deduction may be decreased by Ohio National Life at any time and may be increased not more frequently then annually to not more than 1.55% on an annual basis. Although Ohio National Life views the risk charge as an indivisible whole, of the amount currently being deducted, it has estimated that a reasonable allocation would be 0.65% for mortality risk, and 0.50% for expense risk. Although Ohio National Life hopes to realize a profit from this charge, if the deduction is insufficient to cover the actual risk involved, the loss will fall on Ohio National Life; conversely, if the deduction proves more than sufficient, the excess will be a gain to Ohio National Life.

TRANSFER FEE

A transfer fee of $10 is made for each transfer from one or more subaccounts to one or more other subaccounts. The fee is charged pro rata against the subaccounts from which the transfer is effected. No fee is charged for the first transfer each calendar month.

DEDUCTION FOR STATE PREMIUM TAX

Most states do not presently charge a premium tax for these contracts. Where a tax applies, the rates for tax-qualified contracts are presently 0.5% in California, 1.0% in Puerto Rico and West Virginia, 2.0% in Kentucky and 2.25% in the District of Columbia. For non-tax-qualified contracts, the rates are presently 1.0% in Puerto Rico, West Virginia and Wyoming, 1.25% in the South Dakota, 2.0% in Kansas, Kentucky and Maine, 2.25% in the District of Columbia, 2.35% in California and 3.5% in Nevada. The deduction for premium taxes will be made when incurred. Normally, that is not until annuity payments begin. However, in Kansas, South Dakota and Wyoming, they are presently being deducted from purchase payments.

FUND EXPENSES
There are deductions from, and expenses paid out of, the assets of the Funds. These are described in the accompanying prospectuses of the Funds.

                    DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

10-DAY FREE LOOK

The contract owner may revoke the contract at any time until the end of 10 days after receipt of the contract (or such longer period as may be required by applicable state law) and receive a refund of the value of the contract as of the date of the cancellation. To revoke, the owner must return the contract to Ohio National Life within the free look period. In Georgia, Idaho, Indiana, Nebraska, Nevada, North Carolina, Oklahoma, South Carolina, Utah and Washington, state law requires that the original purchase price be returned in lieu of the current contract value in case of revocation during the free look period. Any purchase payments received from these states to be allocated to variable subaccounts will first be allocated to the Money Market subaccount until the end of the free look period as provided in the contract.

ACCUMULATION PERIOD
PURCHASE PAYMENT PROVISIONS

The contracts provide for a minimum initial purchase payment of $5,000 ($2,000 for IRAs), and minimum subsequent purchase payments of $500 per payment. Ohio National Life reserves the right to restrict total purchase payments in excess of $1,000,000. Subject to these limits, payments may be made at any time. Failure to make payments shall not constitute a default.

ACCUMULATION UNITS

Prior to the annuity payout date, the contract value is measured by accumulation units. Each purchase payment results in the crediting of accumulation units to the contract (see Crediting Accumulation Units). The number of accumulation units so credited remains constant but the dollar value of accumulation units will vary depending upon the investment results of the particular subaccount to which payments are allocated.

CREDITING ACCUMULATION UNITS

Orders or applications, together with the first purchase payment, are forwarded to the home office of Ohio National Life for acceptance. Upon acceptance, a contract is issued to the contract owner, and the first purchase payment is then credited to the contract in the form of accumulation units. Initial purchase payments are credited not later than two business days after receipt if all information necessary for issuing a contract and processing the purchase payment is complete. If this cannot be done within five business days, the purchase payment will be returned immediately to the applicant unless the applicant specifically consents to having Ohio National Life retain the purchase payment until the necessary information is completed. After that, the purchase payment will be credited within two business days. Subsequent purchase payments are sent directly to the home office of Ohio National Life and are applied to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the purchase payment by the value of the appropriate accumulation unit next computed after the payment is received at the home office of Ohio National Life.

ALLOCATION OF PURCHASE PAYMENTS

You may direct the allocation of your purchase payments among up to 10 subaccounts of VAA and to the Guaranteed Account. The amount allocated to any subaccount or the Guaranteed Account must equal a whole percentage. The allocation of future purchase payments may be changed at any time upon written notice to the home office of Ohio National Life.

ACCUMULATION UNIT VALUE AND ACCUMULATION VALUE

The accumulation unit value of each subaccount of VAA was set at $10 when the first payment for these contracts was allocated to each subaccount. The accumulation unit value for any subsequent valuation period is determined by multiplying the accumulation unit value for the immediately preceding valuation period by the net investment factor (described below) for such subsequent valuation period. The accumulation value is determined by multiplying the total number of accumulation units (for each subaccount) credited to the contract by the accumulation unit value (for such subaccount) for the valuation period for which the accumulation value is being determined.

NET INVESTMENT FACTOR

The net investment factor is a quantitative measure of the investment results of each subaccount of VAA. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:

 (a)  is -

      (1) the net asset value of the corresponding Fund Share determined as of the end of a valuation period, plus

      (2) The per share amount of any dividends or other distributions declared for that Fund if the "ex-dividend" date occurs during the valuation period, plus or minus

      (3) per share charge or credit for any taxes paid or reserved for which is determined by Ohio National Life to result from the maintenance or operation of that subaccount of VAA; (No federal income taxes are applicable under present law.)

 (b) is the net asset value of the corresponding Fund Share determined at the end of the preceding valuation period; and

 (c) is the deduction for administrative and sales expenses and risk undertakings. (See Deduction for Administrative Expenses, page 10, and, Deduction for Risk Undertakings, page 11.)


SURRENDER AND PARTIAL WITHDRAWAL

Prior to the annuity payout date, or thereafter in the case of annuity Option 1(e) described below, the owner of a contract may surrender (totally withdraw the value of) his or her contract for its accumulation value or elect a partial (at least $1,000) withdrawal therefrom. These transactions may be subject to the contingent deferred sales charge described on page 10. That charge is a percentage of the total amount withdrawn. For example, if a partial withdrawal of $1,000 is requested during the first two years after the first purchase payment for which there are contract values, and after you have received that year's "free" withdrawal of 10% of the accumulation value, Ohio National Life would pay you $1,000, but the total amount deducted from the accumulation value would be $1,063.83 (i.e., $1,063.83 x 6%

= $63.83). Unless otherwise specified, the withdrawal will be made pro-rata from the values of each subaccount. The amount available for withdrawal is the sum of the subaccount values less the contingent deferred sales charge, if any. In the case of a complete surrender, the amount payable is also reduced by the amount of the contract administration charge. Payment by Ohio National Life shall be made within seven days from the date of receipt of the request for such payment except as it may be deferred under the circumstances described below. Surrenders and partial withdrawals are limited or not permitted in connection with certain retirement plans. See Tax Deferred Annuities, page 21. For tax consequences of a surrender or withdrawal, see Federal Tax Status, page 20.

Occasionally Ohio National Life may receive a request for a surrender or partial withdrawal which includes contract values derived from purchase payments which have not cleared the banking system. Ohio National Life may delay mailing that portion which relates to such payments until the check for the purchase payment has cleared. Ohio National Life requires the return of the contract in the case of a complete surrender.

The right to withdraw may be suspended or the date of payment postponed (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange, as determined by the Securities and Exchange Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in a Fund is not reasonably practical, or it is not reasonably practical to determine the value of the Fund's net assets; or (3) or such other periods as the Commission may by order permit for the protection of security holders.

TRANSFERS AMONG SUBACCOUNTS

Contract values may be transferred from one or more subaccounts to one or more other subaccounts upon the request of the owner. Transfers may be made at any time during the accumulation period. The amount of any such transfer from or to any subaccount must be at least $300 (or the entire value of the contract's interest in a subaccount, if less). Ohio National Life reserves the right to limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if Ohio National Life or the Fund in its or their discretion, believes that the Fund might otherwise be damaged. If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a pre-existing DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. Contract owners whose transfer requests are not made will be so notified. Current SEC rules preclude us from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations. After the annuity payout date, transfers among subaccounts can only be made once each calendar quarter. Such transfers may then be made without a transfer fee. (See Transfer Fee, page 11, and Transfers after Annuity Payout Date, page 18). Ohio National Life may restrict transfers of a contract's Guaranteed Account value during a contract year to not more than 20% of such value (or $1,000, if greater) as of the beginning of that contract year.

TELEACCESS
If the contract owner first submits a pre-authorization form to Ohio National Life, contract and unit values and interest rates can be checked and transfers may be made by telephoning Ohio National Life between 7:00 a.m. and 7:00 p.m. (Eastern time) on days that it is open for business, at 1-800-366-6654, #8. Ohio National Life will honor pre-authorized telephone transfer instructions from anyone who is able to provide the personal identifying information requested via TeleAccess. Telephone transfer requests will not be honored after the annuitant's death. For added security, transfers are confirmed in writing sent to the owner on the next business day. However, if a transfer cannot be completed as requested, a customer service representative will contact the owner in writing sent within 48 hours of the TeleAccess request.

SCHEDULED TRANSFERS (DOLLAR COST AVERAGING)

Ohio National Life administers a scheduled transfer ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount of at least $300, (a) from any variable subaccount(s) to any other subaccount(s), including the Guaranteed Account, or (b) from the Guaranteed Account to any other subaccount(s), if the DCA program is established at the time the contract is issued, the DCA program is scheduled to begin within 6 months of contract issue and the term of the DCA program does not exceed 2 years. For transfers from variable subaccounts, at least 12 transfers must be scheduled and the term of the DCA program may not exceed 5 years. Each DCA transfer must be at least $300 and at least 12 DCA transfers must be scheduled. No transfer fee is charged for DCA transfers. Ohio National Life may discontinue the DCA program at any time. You may also discontinue further DCA transfers by giving Ohio National Life written notice at least 7 business days before the next scheduled transfer.

DCA generally has the effect of reducing the risk of purchasing at the top, and selling at the bottom, of market cycles. DCA transfers from the Guaranteed Account or from a fund with a stabilized net asset value, such as the Money Market subaccount, will generally reduce the average total cost of indirectly purchasing Fund Shares because greater numbers of shares will be purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. Moreover, for transfers from a subaccount not having a stabilized net asset value, DCA will have the effect of reducing the average price of the shares being redeemed. DCA might also be used to systematically transfer accumulation values from variable subaccounts to the Guaranteed Account, in anticipation of retirement, in order to reduce the risk of making a single transfer during a low market.


PORTFOLIO REBALANCING

You may elect to have Ohio National Life automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage (whole percentages only) of contract value in each of two or more designated subaccounts. The purpose of a portfolio rebalancing strategy is to maintain, over time, your desired allocation percentage in the designated subaccounts having differing investment performance. Portfolio rebalancing will not necessarily enhance future performance or protect against future losses.

To elect this option, or to discontinue it, you must provide Ohio National Life with written authorization. Portfolio rebalancing transactions are not included for the purpose of determining any transfer charge.

NURSING FACILITY CONFINEMENT

The contingent deferred sales charge will be waived if the annuitant is, or has been, confined to a state-licensed or legally-operated inpatient nursing facility for at least 30 consecutive days and (1) the confinement begins after the first contract anniversary, (2) the contract was issued before the annuitant's 80th birthday, and (3) the request for surrender or partial withdrawal, together with proof of the confinement, is received at Ohio National Life's home office while the annuitant is confined or within 90 days after discharge from the facility. This waiver of the contingent deferred sales charge may not be available in all states.


DEATH BENEFIT


In the event of the death of the annuitant and any contingent annuitant prior to the annuity payout date, the contract provides a death benefit to be paid to a designated beneficiary. (Death benefits are not available on any contract purchased through a bank in Puerto Rico.) The amount of the death benefit will be determined as of the date of the annuitant's death. It will be paid to the beneficiary in a single sum unless the owner or beneficiary elects settlement under one or more of the settlement options provided in the contract.

The death benefit will be the greatest of: (a) the contract value; or (b) the net of purchase payments less withdrawals; or (c) the stepped-up death benefit amount if the contract has been in effect for at least 3 years. For the 3-year period beginning on the third contract anniversary, the stepped-up death benefit will be the greater of (i) the contract value as of the third anniversary or
(ii) the net of purchase payments less withdrawals made on or before the third anniversary. At the beginning of each later 3-year period (until the annuitant attains age 90), the stepped-up death benefit will be the greater of (i) the contract value on that date or (ii) the death benefit as of the last day of the preceding 3-year period. The stepped-up death benefit amount is increased by purchase payments and decreased by withdrawals made during each 3-year period after the third anniversary.


In those states where permitted, an optional annual stepped-up death benefit may be elected at the time the contract is issued. With that option, the death benefit will be increased, until the annuitant attains age 80, in the manner indicated in the preceding paragraph, until the annuitant attains age 80, on each contract anniversary on which the contract value exceeds the death benefit for the previous year. There is an additional charge (presently at an annual rate of 0.05% of the optional death benefit amount, which rate may be increased to no more than 0.25% on contracts issued in the future) for this optional benefit.


In those states where permitted, a guaranteed minimum death benefit may be elected at the time the contract is issued. With this option, the death benefit is the greater of (a) the contract value on the date of death or (b) the guaranteed minimum death benefit amount. The guaranteed minimum death benefit amount for contract values held in the Guaranteed Account and the Money Market subaccount is the contract value as of the date of death. For all other subaccounts, the guaranteed minimum death benefit amount is (i) the net of purchase payments less withdrawals plus (ii) a daily increase at, until the annuitant attains age 80, an effective annual rate of 6%. There is an additional charge for this option of 0.25% of the guaranteed minimum death benefit amount.

GUARANTEED ACCOUNT

The Guaranteed Account guarantees a fixed return for a specified period of time and guarantees the principal against loss. Any portion of a contract relating to the Guaranteed Account is not registered under the Securities Act of 1933. The Guaranteed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Guaranteed Account nor any interests in it are subject to the provisions or restrictions of either such Act, and the disclosures regarding it have not been reviewed by the staff of the Securities and Exchange Commission.

The Guaranteed Account consists of all of Ohio National Life's general assets other than those allocated to a separate account. Purchase payments and contract values may be allocated between the Guaranteed Account and VAA. The allocation will be as elected by the owner at the time of purchase or as subsequently changed.

Ohio National Life will invest its general assets in its discretion as allowed by applicable state law. Investment income from Ohio National Life's general assets will be allocated to those contracts having guaranteed values in accordance with the terms of such contracts.

The amount of investment income allocated to the contracts will vary from year to year in Ohio National Life's sole discretion. However, Ohio National Life guarantees that it will credit interest at a rate of not less than 3.00% per year, compounded annually, to contract values allocated to the Guaranteed Account. Ohio National Life may credit interest at a rate in excess of 3.00%, but any such excess interest credit will be in Ohio National Life's sole discretion.

Ohio National Life guarantees that, prior to the commencement of annuity payout, the guaranteed value of a contract will never be less than (a) the amount of purchase payments allocated to, and transfers into, the Guaranteed Account, plus
(b) interest credited at the rate of 3.00% per year compounded annually, plus
(c) any additional excess interest Ohio National Life may credit to guaranteed values, and less (d) any partial withdrawals, loans and transfers from the guaranteed values, and less (e) any contingent deferred sales charges on partial withdrawals, loan interest, state premium taxes, transfer fees, and the portion of the $30 annual contract administration charge allocable to the Guaranteed Account. No deductions are made from the Guaranteed Account for administrative expenses or risk undertakings. (See "Deductions and Expenses".)

Other than pursuant to a DCA (scheduled transfer) or portfolio rebalancing program, Ohio National Life reserves the right to restrict transfers of a contract's Guaranteed Account value during a contract year to not more than 20% of such value as of the beginning of a contract year (or $1,000, if greater). As provided by applicable state law, Ohio National Life reserves the right to defer the payment of amounts withdrawn from the Guaranteed Account for a period not to exceed six months from the date written request for such withdrawal is received by Ohio National Life.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional income under the contract. The amount of the credit equals 3.2% of all purchase payments made in the first contract year and 5.5% of purchase payments made in the second through sixth contract years. Ohio National Life credits the Guaranteed Account of the eligible person's contract in the foregoing amounts at the time of each payment made by the eligible person.

TEXAS STATE OPTIONAL RETIREMENT PROGRAM

Under the Texas State Optional Retirement Program (the "Program"), purchase payments may be excluded from the gross income of state employees for federal tax purposes to the extent that such purchase payments do not exceed the exclusion allowance provided by the Code. The Attorney General of Texas has interpreted the Program as prohibiting any participating state employee from receiving the surrender value of a contract funding benefits under the Program prior to termination of employment or the state employee's retirement, death or total disability. Therefore, no surrender or partial withdrawal by a participant in the Program will be allowed until the first of these events occurs.

ANNUITY PERIOD
ANNUITY PAYOUT DATE

Annuity payments under a contract will begin on the annuity payout date. This date is selected by the owner at the time the contract is issued and must be at least 30 days after the contract date. It may be changed from time to time by the owner so long as the annuity payout date selected is the first day of any month at least 30 days after the date of such change. The contract restricts the annuity payout date to not later than the first of the month following the annuitant's 90th birthday; however, this restriction may be modified by applicable state law or it may be waived by mutual agreement between Ohio National Life and the owner.

The contracts include Ohio National Life's assurance that (except for option 1(e), below) annuity payments will be paid for the lifetime of the annuitant (and joint annuitant, if any) in accordance with the annuity rates contained in the contract, regardless of actual mortality experience.

Other than in connection with annuity Option 1(e) described below, once annuity payments commence, the contract cannot be surrendered for cash except that, upon the death of the annuitant, the beneficiary shall be entitled to surrender the contract for the commuted value of any remaining period- certain payments. Surrenders and partial withdrawals from Option 1(e) are permitted at any time.

ANNUITY OPTIONS

The owner may elect one or more of the following annuity options, and may change such election anytime before the annuity payout date.

Option 1(a):    Life Annuity with installment payments for the lifetime of the annuitant (under this option it is possible for the annuitant to receive only one payment; this could happen if the annuitant should die before receiving the second payment; there is no residual value of the contract after annuitant's death).
Option 1(b):    Life Annuity with installment payments guaranteed for five years and continuing thereafter during the remaining lifetime of the annuitant.
Option 1(c):    Life Annuity with installment payments guaranteed for ten years and continuing thereafter during the remaining lifetime of the annuitant.
Option 1(d):    Installment Refund Life Annuity with payments guaranteed for a period certain and continuing thereafter during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this option divided by the amount of the first payment.
Option 1(e):    Installment Refund annuity with payments guaranteed for a fixed number (up to thirty) of years. This option is available
                for variable annuities only. Although the deduction for risk undertakings is taken from annuity unit values, Ohio National
                Life has no mortality risk during the annuity payout period under this option.
Option 2(a):    Joint & Survivor Life Annuity with installment payments during the lifetime of an annuitant and continuing during the lifetime of a designated contingent annuitant (under this option it is possible for the annuitant and contingent annuitant to receive only one payment; this could happen if both were to die before receiving the second payment).
Option 2(b):    Joint & Survivor Life Annuity with installment payments
                guaranteed for ten years and continuing thereafter during the remaining lifetime of the annuitant or a designated contingent annuitant.

Other settlement options are available as agreed to by Ohio National Life.

Unless the contract owner directs otherwise, as of the annuity payout date the contract values will be applied to provide annuity payments pro-rata from each subaccount in the same proportion as the contract values immediately prior to the annuity payout date.

If no election is in effect on the annuity payout date, the accumulation value of the contract will be applied under Option 1(c) (except that certain contracts might require a Joint and Survivor Annuity pursuant to the Pension Reform Act of 1974, as amended) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. Options 2(a) and 2(b) are available only with the consent of Ohio National Life if the contingent annuitant is not related to the annuitant.

The Internal Revenue Service has not ruled on the tax treatment of a commutable variable annuity. If you select Option 1(e), it is possible that the IRS could determine that the entire value of the annuity is fully taxable at the time you elect Option 1(e) or that variable annuity payments under this option should not be taxed under the annuity rules (see Federal Tax Status, page 20), which could result in your payments being fully taxable to you. Should the IRS so rule. Ohio National Life may be required to tax report up to the full value of the annuity to you as taxable income.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

The first variable annuity payment is determined by applying the accumulation value for each subaccount in accordance with the settlement option tables contained in the contract. The rates contained in those tables depend upon the annuitant's (and any contingent annuitant's) age and sex and the option selected. Contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes use annuity tables which do not vary with annuitant's sex. The accumulation value to be applied is determined at the end of a valuation period (selected by Ohio National Life and uniformly applied) not more than 10 valuation periods before the annuity payout date.

If the amount to be applied under an option is less than $5,000, the option shall not be available and the accumulation value shall be paid in a single sum to the annuitant. If the first periodic payment under any option would be less than $25, Ohio National Life reserves the right to change the frequency of payments so that the first such payment is at least $25.

ANNUITY UNIT AND THE DETERMINATION OF SUBSEQUENT PAYMENTS

Subsequent variable annuity payments will vary to reflect the investment performance of each applicable subaccount. The amount of each subsequent payment is determined by annuity units. The number of annuity units for each subaccount is determined by dividing the dollar amount of the first annuity payment from each subaccount by the value of the subaccount annuity unit for the same valuation period used to determine the accumulation value of the contract applied to provide annuity payments. This number of annuity units remains fixed during the annuity payment period unless changed as provided below.

The annuity unit value for each subaccount was set at $10 for the valuation period as of which the first variable annuity payable from each subaccount of VAA was calculated. The annuity unit value for each subsequent valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor (see page 12) for such subsequent valuation period and by a factor (0.999919 for a one-day valuation period) to neutralize the assumed interest rate discussed below.

The dollar amount of each subsequent variable annuity payment is equal to the fixed number of annuity units for each subaccount multiplied by the value of the annuity unit for the valuation period.

The annuity rate tables contained in the contracts are based on the 1983(a) Mortality Table Projected to 1996 under Scale G with compound interest at the effective rate of 3% per year. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would be level.

TRANSFERS AFTER ANNUITY PAYOUT DATE

After annuity payments have been made for at least 12 months, the annuitant can, once each calendar quarter, change the subaccount(s) on which variable annuity payments are based. On at least 30 days written notice to Ohio National Life at its home office, that portion of the periodic variable annuity payment directed by the annuitant will be changed to reflect the investment results of a different subaccount. The annuity payment immediately after such change will be the amount that would have been paid without such change. Subsequent payments will reflect the new mix of subaccount allocation.

OTHER CONTRACT PROVISIONS
ASSIGNMENT

Any amount payable in settlement of the contracts may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to any person other than Ohio National Life. To the extent permitted by law, no such amounts shall be subject in any way to any legal process to subject them to payment of any claims against an annuitant before the annuity payout date. A tax-qualified contract may not, but a non-tax-qualified contract may, be collaterally assigned before the annuity payout date. Ownership of a tax-qualified contract may not be transferred except to (1) the annuitant, (2) a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code, or (3) the employer of the annuitant provided that the contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the annuitant, or (4) as otherwise permitted by laws and regulations governing plans for which the contract may be issued. Ownership of a non-tax-qualified contract may be transferred.

PERIODIC REPORTS

Ohio National Life will furnish each contract owner, once each calendar quarter prior to the annuity payout date, a statement showing the number of accumulation units credited to the contract by subaccount and the accumulation unit value of each such unit as of the end of the preceding quarter. In addition, as long as the contract remains in effect, Ohio National Life will forward any periodic reports of the Funds.

SUBSTITUTION FOR FUND SHARES

If investment in a Fund is no longer possible or in Ohio National Life's judgment becomes inappropriate to the purposes of the contract, Ohio National Life may substitute one or more other mutual funds. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission. We may also add other investment portfolios of the Funds or of other mutual funds as eligible investments of VAA.

CONTRACT OWNER INQUIRIES

Any questions from contract owners should be directed to Ohio National Life, Variable Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone 1-800-366-6654 (8:30 a.m. to 4:30 p.m. Eastern time).

PERFORMANCE DATA

Ohio National Life may advertise performance data for the various Funds showing the percentage change in the value of an accumulation unit based on the performance of the applicable portfolio over a period of time (usually a calendar year). Such percentage change is determined by dividing the increase (or decrease) in value for the unit by the accumulation unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset-based charges under the contract but will not reflect the deduction of any applicable contract administration charge or contingent deferred sales charge. The deduction of any applicable contract administration charge or contingent deferred sales charge would reduce any percentage increase or make greater any percentage decrease.

Any such advertising will also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures will reflect the deduction of applicable contract administration charges and contingent deferred sales charges as well as applicable asset-based charges.

Ohio National Life may also distribute sales literature comparing VAA's performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, IBC's Money Fund Reports, Lehman Brothers Bond Indices, the Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts or mutual funds with investment objectives similar to those of the subaccounts.

                               FEDERAL TAX STATUS

The following discussion of federal income tax treatment of amounts received under a variable annuity contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.

Ohio National Life is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). Since the operations of VAA are a part of, and are taxed with, the operations of Ohio National Life, VAA is not separately taxed as a "regulated investment company" under Subchapter M of the Code.

As to tax-qualified contracts, no federal income tax is payable under present law on dividend income or capital gains distributions from Fund Shares held in VAA or upon capital gains realized by VAA on redemption of Fund Shares. When a non-tax-qualified contract is issued in connection with a deferred compensation plan or arrangement, all rights, discretions and powers relative to the contract are vested in the employer and you must look only to your employer for the payment of deferred compensation benefits. Generally, in that case, an annuitant will have no "investment in the contract" and amounts received by you from your employer under a deferred compensation arrangement will be taxable in full as ordinary income in the year of receipt.

The contracts described in this prospectus are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the accumulation value of the contract is not taxable to you as the owner or annuitant until you receive it, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution (provided that the owner of a non-tax qualified contract must be a natural person for this purpose). With certain exceptions, where the owner of a non-tax qualified contract is a non-natural person (corporation, partnership or trust) any increase in the accumulation value of the contract attributable to purchase payments made after February 28, 1986 will be treated as ordinary income received or accrued by the contract owner during the current tax year.

When annuity payments commence under the contract each payment is taxable under
Section 72 of the Code as ordinary income in the year of receipt if the annuitant has neither paid any portion of the purchase payments for the contract nor has previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been paid from or included in your taxable income, this aggregate amount will be considered your "investment in the contract." You will be entitled to exclude from your taxable income a portion of each annuity payment equal to your "investment in the contract" divided by the period of expected annuity payments, determined by your life expectancy and the form of annuity benefit. Once your "investment in the contract" is recovered, the entire portion of each annuity payment will be included in your taxable income.

If an election is made to receive the accumulated value in a single sum in lieu of annuity payments, any amount received or withdrawn in excess of the "investment in the contract" will normally be taxed as ordinary income in the year received. A partial withdrawal of contract values is taxable as income to the extent that the accumulated value of the contract immediately before the payment exceeds the "investment in the contract." Such a withdrawal is treated as a distribution of earnings first and only second as recovery of your "investment in the contract". Any part of the value of the contract that is assigned or pledged to secure a loan will be taxed as if it had been a partial withdrawal and may be subject to a penalty tax.

There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is (1) received on or after the taxpayer reaches age 59-1/2; (2) made to a beneficiary on or after the death of the annuitant; (3) attributable to the taxpayer's becoming disabled; (4) made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);

(5) from a contract that is a qualified funding asset for purposes of a structured settlement; (6) made under an annuity contract that is purchased with a single premium and with an annuity payout date not later than a year from the purchase of the annuity; (7) incident to divorce or (8) taken from an IRA for a qualified first-time home purchase (up to $10,000) or qualified higher education expenses. If an election is made not to have withholding apply to the early withdrawal or if an insufficient amount is withheld, the contract owner may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are not sufficient. Failure to provide your taxpayer identification number will automatically subject any payments under the contract to withholding.

TAX-DEFERRED ANNUITIES

Under the provisions of Section 403(b) of the Code, purchase payments made for annuity contracts purchased for employees by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that the aggregate purchase payments plus any other amounts contributed to the purchase of a contract and toward benefits under qualified retirement plans do not exceed the exclusion allowance determined for the employee as set forth in Sections 403(b) and 415 of the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts received by an employee under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing "investment in the contract." Under certain circumstances, amounts received may be used to make a "tax-free rollover" into one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over from the tax-deferred annuity to the individual retirement arrangement.

With respect to earnings accrued and purchase payments made after December 31, 1988, pursuant to a salary reduction agreement under Section 403(b) of the Code, distributions may be paid only when the employee (a) attains age 59-1/2, (b) separates from the employer's service, (c) dies, (d) becomes disabled as defined in the Code, or (e) incurs a financial hardship as defined in the Code. In the case of hardship, cash distributions may not exceed the amount of such purchase payments. These restrictions do not affect rights to transfer investments among the subaccounts and do not limit the availability of transfers between tax-deferred annuities.

QUALIFIED PENSION OR PROFIT-SHARING PLANS

Under present law, purchase payments made by an employer or trustee, pursuant to a plan or trust qualified under Section 401(a) or 403(a) of the Code, are generally excludable from gross income of the employee. The portion, if any, of the purchase payments made by the employee, or which is considered taxable income to the employee in the year such payments are made, constitutes an "investment in the contract" under Section 72 of the Code for the employee's annuity benefits. Salary reduction payments to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from gross income of the employee.

The Code requires that plans must prohibit any distribution to a plan participant prior to age 59-1/2, except in the event of death, total disability or separation from service (special rules apply for plan terminations). Distributions must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70-1/2. Premature distribution of benefits or contributions in excess of those permitted by the Code may result in certain penalties under the Code.

If an employee, or one or more of the beneficiaries, receives the total amounts payable with respect to an employee within one taxable year after age 59-1/2 on account of the employee's death or separation from service of the employer, any amount received in excess of the employee's "investment in the contract" may be taxed under special 5-year forward averaging rules. Five-year averaging will no longer be available after 1999 except for certain grandfathered individuals. The taxpayer can elect to have that portion of a lump-sum distribution attributable to years of participation prior to January 1, 1974 given capital gains treatment. The percentage of pre-74 distribution subject to capital gains treatment decreases as follows: 100%, 1987; 95%, 1988; 75%, 1989; 50%, 1990; and 25%, 1991. For tax years 1992 and thereafter no capital gains treatment is available (except that taxpayers who were age 50 before 1986 may still elect capital gains treatment). The employee receiving such a distribution may be able to make a "tax-free rollover" of the distribution less the employee's "investment in the contract" into another qualified plan in which the employee is a participant or into one of the types of individual retirement arrangements permitted under the Code. An employee's surviving spouse receiving such a distribution may be able to make a tax-free rollover to one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.

INDIVIDUAL RETIREMENT ANNUITIES (IRA)

Section 408(b) of the Code provides that an individual may invest an amount up to $2,000 per year of earned income in an IRA and claim it as a personal tax deduction if such person is not an "active participant" in an employer maintained qualified retirement plan or such person has adjusted gross income which does not exceed the "applicable dollar limit." For a single taxpayer, the applicable dollar limitation is $30,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $30,000-$40,000. For married couples filing jointly, the applicable dollar limitation is $50,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $50,000-$60,000.
There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $40,000 for individuals and $60,000 for married couples filing jointly. In the alternative, an individual otherwise qualified for an IRA may elect to contribute to an IRA for the individual and for the individual's non-working spouse, with the total deduction limited to $4,000.

Individuals are permitted to make non-deductible IRA contributions to the extent they are ineligible to make deductible IRA contributions. Any amount received from another qualified plan (including another individual retirement arrangement) which is eligible as a "tax-free rollover" may be invested in an IRA, and is not counted toward the overall contribution limit. Earnings on nondeductible IRA contributions are not subject to tax until they are withdrawn. The combined limit on designated nondeductible and deductible contributions for a tax year is the lesser of 100% of compensation or $2,000 ($4,000 in the case of an additional contribution to a spousal IRA).

Generally, distributions (all or part) made prior to age 59-1/2 (except in the case of death or disability) will result in a penalty tax of 10% plus ordinary income tax treatment of the amount received. Additionally, there is an excise tax of 6% of the amount contributed in excess of either the deductible limit or nondeductible limit, as indicated above, if such amount is not withdrawn prior to the filing of the income tax return for the year of contribution or applied as an allowable contribution for a subsequent year. The excise tax will continue to apply each year until the excess contribution is corrected. Distributions after age 59-1/2 are treated as ordinary income at the time received. Distributions must commence before April 1 following the year in which the individual reaches age 70-1/2. A 50% nondeductible excise tax is imposed on the excess in any tax year of the amount that should have been distributed over the amount actually distributed.

Section 408A of the Code provides for a special type of IRA called a Roth IRA. No tax deduction is allowed for contributions to a Roth IRA, but assets grow on a tax-deferred basis. Under certain circumstances, withdrawals from a Roth IRA can be excludable from income. Eligibility for a Roth IRA is based on adjusted gross income and filing status. Special rules apply which allow traditional IRAs to be rolled over or converted to a Roth IRA.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

Under Section 408 of the Code, employers may establish SEPPs for their employees. Under these plans the employer may contribute on behalf of an employee to an individual retirement account or annuity. The amount of the contribution is excludable from the employee's income.

Certain employees who participate in a SEPP will be entitled to elect to have the employer make contributions to a SEPP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to a SEPP, it is not treated as current taxable income to the employee. Elective deferrals under a SEPP are subject to an inflation-indexed limit which is $10,000 for 1998. Salary-reduction SEPPs are available only if at least 50% of the employees elect to have amounts contributed to the SEPP and if the employer has 25 or fewer employees at all times during the preceding year. New salary-reduction SEPPs may not be established after 1996.

An employee may also take a deduction for individual contributions to the IRA, subject to the limits applicable to IRAs in general. Withdrawals from the IRAs to which the employer contributes must be permitted. These withdrawals, however, are subject to the general rules with respect to withdrawals from IRAs.

WITHHOLDING ON DISTRIBUTION

Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to an individual retirement arrangement or another qualified plan. Federal income tax withholding on annuity payments is required. However, recipients of annuity payments are allowed to elect not to have the tax withheld. Such an election may be revoked at any time with respect to annuity payments and thereafter withholding would commence. Failure to provide your taxpayer identification number will automatically subject any payments under the contract to withholding.

                                   APPENDIX A
                            IRA DISCLOSURE STATEMENT

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your simplified employee pension IRA (SEPP-IRA) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse (see "IRA for Non-working Spouse", page 24). You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days after it is delivered (see page 11). This is a more liberal provision than is required in connection with IRA's. To exercise this "free-look" provision write or call the address shown below:

The Ohio National Life Insurance Company
Variable Annuity Administration
P. O. Box 2669
Cincinnati, Ohio 45201
Telephone: 1-800-366-6654 - 8:30 a.m.  - 4:30 p.m.  (Eastern time zone)

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have Adjusted Gross Income which does not exceed the "applicable dollar limit". IRA (or SEPP-IRA) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $30,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $30,000-$40,000. For married couples filing jointly, the applicable dollar limitation is $50,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $50,000-$60,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $40,000 for individuals and $60,000 for married couples filing jointly.

Contributions made by your employer to your SEPP-IRA are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEPP-IRA will be entitled to elect to have their employer make contributions to their SEPP-IRA on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEPP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEPP-IRA are subject to an inflation-adjusted limit which is $10,000 for 1998. Salary-reduction SEPP-IRAs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SEPP-IRA and if the employer has 25 or fewer employees at all times during the preceding year. New salary-reduction SEPPs may not be established after 1996.

The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) $2,000 or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

Under a SEPP-IRA agreement, the maximum annual contribution which your employer may make on your behalf to a SEPP-IRA contract which is excludable from your income is the lesser of 15% of your salary or $24,000. An employee who is a participant in a SEPP-IRA agreement may make after-tax contributions to the SEPP-IRA contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $2,000 or (2) 100% of taxable alimony.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEPP-IRA, the excess amount will be considered an "excess contribution". You are permitted to withdraw an excess contribution from your IRA or SEPP-IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions, page 26, for penalties imposed on withdrawal when the contribution exceeds $2,000).

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you will also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $2,000 each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs (ii) $4,000, or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to a penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEPP-IRA and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEPP-IRA) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEPP-IRA be forfeited. To insure that your contributions will be used for your retirement, the federal tax law does not permit you to use your IRA or SEPP-IRA as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEPP-IRA to anyone. Use of an IRA (or SEPP-IRA) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59-1/2 or totally disabled. (You may, however, assign your IRA or SEPP-IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA (or SEPP-IRA). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59-1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59-1/2 or are disabled.

DISTRIBUTION AT RETIREMENT

Once you have attained age 59-1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEPP-IRA) regardless of when you actually retire. You may elect to receive the distribution in either one sum or under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them.

INADEQUATE DISTRIBUTIONS - 50% TAX

Your IRA or SEPP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70-1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

DEATH BENEFITS

If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEPP-IRA), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning within one year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed at least as rapidly as if the owner had survived. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code now permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $100,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the lesser of $2,000 and 100% of compensation for that year (the $2,000 limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible.

For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurs before 1/1/99, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements for IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

"Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

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PROTOTYPE STATUS

The Internal Revenue Service has been requested to review the format of your SEPP, and to issue an opinion letter to Ohio National Life stating that your IRA qualifies as a prototype SEPP.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.


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